UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2024

EDGEWISE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 10, 2024, following the vote on proposal 3 at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Edgewise Therapeutics, Inc. (the “Company”), the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation, which amendment was effective upon filing. Specifically, the Certificate of Amendment amended Section 1 of Article IX in its entirety to read as follows:

“Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto.

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting on June 7, 2023. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of three Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
Peter Thompson, M.D.	65,082,540	17,277,217	8,220,319
Kevin Koch, Ph.D.	75,368,471	6,991,286	8,220,319
Jonathan Fox, M.D., Ph.D.	71,894,919	10,464,838	8,220,319

Each director nominee was duly elected to serve until the 2027 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
90,540,979	4,016	35,081

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3: Amendment to the Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
81,420,504	937,804	1,449	8,220,319

The stockholders approved the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated June 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ Kevin Koch
Kevin Koch, Ph.D.
President and Chief Executive Officer

Date: June 10, 2024